Exhibit 10.23

Coinbase Business User Agreement

Last updated: February 5, 2026

Welcome to Coinbase! This User Agreement (“Agreement” or “User Agreement”) between Coinbase, Inc. (“Coinbase,” “we,” “us,” and “our”) and the entity you represent (“you”, “your”, “your company”, “user,” or “customer”) governs your use of the services provided by Coinbase described below and such other services that may be offered by Coinbase from time to time (“Coinbase Services” or “Services”) to Coinbase Business customers. By signing up to use a “Business Account” (as defined below) through coinbase.com or the Coinbase mobile application (collectively the “Coinbase Site”), you agree that you have read, understand, and accept all of the terms and conditions contained in this Agreement including our Privacy Policy, Cookie Policy, Prohibited Use Policy and E-Sign Disclosure and Consent Policy in Appendix 2. You may have to agree to additional terms and conditions to use certain Additional Services (as defined in relevant appendixes).

Important Definitions: As used throughout this Agreement, the following terms have the following meanings.

“Digital Asset” means any digital asset (including a virtual currency or virtual commodity) which is a digital representation of value based on (or built on top of) a cryptographic protocol of a computer network.

“Supported Digital Asset” means only those particular Digital Assets listed as available to trade or custody in your Digital Asset Wallet (as defined below). Services and supported assets may vary by jurisdiction.

“Authorized Representative” means the executive officer, senior manager or other individual applying for your Business Account with authority to transact and exercise control over your account.

Amendment of these Terms: We may amend or modify this Agreement at any time by posting the revised agreement on the Coinbase Site and/or providing a copy to you (a “Revised Agreement”). The Revised Agreement shall be effective as of the time it is posted but will not apply retroactively. Your continued use of the Services after the posting of a Revised Agreement constitutes your acceptance of such Revised Agreement. If you do not agree with any such modification, your sole and exclusive remedy is to terminate your use of the Services and close your Business Account.

Dispute Resolution: PLEASE BE AWARE THAT SECTION 7 (CUSTOMER FEEDBACK, QUERIES, COMPLAINTS, AND DISPUTE RESOLUTION) CONTAINS PROVISIONS GOVERNING HOW TO RESOLVE DISPUTES BETWEEN YOU AND COINBASE. AMONG OTHER THINGS, SECTION 7.3 INCLUDES AN AGREEMENT TO ARBITRATE WHICH REQUIRES, WITH LIMITED EXCEPTIONS, THAT ALL DISPUTES BETWEEN YOU AND US SHALL BE RESOLVED BY BINDING AND FINAL ARBITRATION. PLEASE READ SECTION 7 CAREFULLY.

No Investment Advice or Brokerage: For the avoidance of doubt, Coinbase does not provide investment, tax, or legal advice, and you are solely responsible for determining whether any investment, investment strategy or related transaction is appropriate for you based on your investment objectives, financial circumstances, and risk tolerance. Coinbase may provide educational information about Supported Digital Assets, as well as Digital Assets not supported by Coinbase, in order to assist users in learning more about such Digital Assets. Information may include, but is not limited to, blog posts, articles, links to third-party content, news feeds, tutorials, and videos. The information provided on the Coinbase Site or any such third-party sites does not constitute investment advice, financial advice, trading advice, or any other sort of advice, and you should not treat any of the website’s content as such. Coinbase does not recommend that any Digital Asset should be bought, earned, sold, or held by you. Coinbase will not be held responsible for the decisions you make to buy, sell, or hold Digital Assets based on the information provided by Coinbase.

Coinbase does not broker trades on your behalf unless otherwise specified. All Coinbase trades are executed automatically, based on the parameters of your order instructions and in accordance with posted trade execution procedures.

Acknowledgement of Risk: As with any asset, the value of Digital Assets can increase or decrease and there can be a substantial risk that you lose money buying, selling, holding, or investing in Digital Assets. You should consult your financial advisor, legal, or tax professional regarding your specific situation and financial condition and carefully consider whether trading or holding Digital Assets is suitable for you.

Coinbase is not registered with the U.S. Securities and Exchange Commission and does not offer securities services in the United States or to U.S. persons or entities. You acknowledge that Digital Assets are not subject to protections or insurance provided by the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation.

1. Account Setup

1.1. Eligibility. To be eligible to use the Coinbase Services, your company must be (i) a C-corporation, a multi-member LLC or such other entity as Coinbase in its sole discretion offer the Services to from time to time; (ii) incorporated or otherwise formed in the United States; and (ii) located in the United States with a verifiable address. The Authorized Representative must (i) be at least 18 years old; (ii) be authorized to perform legally-binding actions on behalf of your company, including contractual formation and transaction execution; (iii) have the full power, authority and capacity to access and use the Services; and (iv) have the appropriate sophistication, expertise, and knowledge necessary to understand the nature and risks, and make informed decisions, in respect of Digital Assets and the Services.There are certain Coinbase Services that may or may not be available to you depending on your location and other criteria.

1.2. Registration of Business Account. You must register for a Business Account to use the Coinbase Services (a “Business Account” or “your account”). As a regulated financial service company operating in the US we are required to identify users on our platform. You will need to complete certain verification procedures before you are permitted to use the Coinbase Services. This ensures we remain in compliance with applicable anti-money laundering (“AML”) and governmental sanctions laws in the jurisdictions in which we operate, something that is necessary for us to be able to continue to offer Digital Asset exchange services to our customers. Coinbase collects and verifies information about you and individuals at your company in order to: (i) protect Coinbase and the community from fraudulent users; and (ii) to keep appropriate records of Coinbase’s customers. You consent to promptly providing such information as Coinbase may reasonably request from time to time regarding: (a) Your company’s policies, procedures, and activities which relate to the Services, in each case to the extent reasonably necessary for Coinbase to comply with any applicable laws, rules, and regulations (including money laundering statutes, regulations and conventions of the United States or other jurisdictions), or the guidance or direction of, or request from, any regulatory authority or financial institution.

By registering or using a Business Account you agree and represent that your Authorized Representative has created your Business Account and your company will use your Business Account only for your company’s purposes, and not on behalf of any third party, unless you have obtained prior written approval from Coinbase. You are fully responsible for all activity that occurs under your Business Account. We may, in our sole discretion, refuse to open a Business Account, suspend or terminate any Business Account, suspend or terminate the sending of Digital Assets from your account, or suspend or terminate the trading of Digital Assets in your account. Please see Section 6 below for more information.

1.3. Consent to Access, Processing and Storage of Your Personal Data & Identity Verification. During registration for your Business Account, or at any other time deemed necessary by Coinbase, you agree to provide us with the information we request for the purposes of identity / company verification, providing Coinbase Services to you, and the detection of money laundering, terrorist financing, fraud, or any other financial crimes and permit us to keep a record of such information.

The information we request may include certain information about your company including, but not limited to, incorporation documents, taxpayer identification, place of business, finances including bank account information (such as the name of the bank, the account type, routing number, and account number), and company ownership. We may also request personal information about your Authorized Representative and owners of your company, including, but not limited to, name, residential address, telephone number, e-mail address, date of birth, social security number, government identification, and in some cases (where permitted by law), special categories of personal data, such as biometric information.

You, your Authorized Representative, and your company’s owners consent to us accessing, processing and retaining any business and personal information you provide to us for the purpose of us providing Coinbase Services to you. This consent is not related to, and does not affect, any rights or obligations we or you have in accordance with data protection laws, privacy laws and regulations. You can withdraw your consent at any time by closing your account with us. However, we may retain and continue to process the business and personal information you have provided if we reasonably believe it is necessary in order to comply with laws or regulations. In providing us with this or any other information that may be required, you and your Authorized Representative confirm that the information is accurate and authentic. You and your Authorized Representative agree to keep us updated if any of the information you provide changes. You and your Authorized Representative authorize us to make inquiries, whether directly or through third parties, that we consider necessary to verify the business or personal information you provided or protect you and/or us against fraud or other financial crime, and to take action we reasonably deem necessary based on the results of such inquiries. When we carry out these inquiries, you and your Authorized Representative acknowledge and agree that the business and personal information you provided may be disclosed to credit reference and fraud prevention or financial crime agencies and that these agencies may respond to our inquiries in full. This is an identity check only and should have no adverse effect on your Authorized Representative or your company’s credit ratings. We reserve the right at all times to monitor, review, retain and/or disclose any information you provided as necessary to satisfy any applicable law, regulation, sanctions programs, legal process or governmental request. Further, you authorize your wireless carrier and/or your Authorized Representative’s wireless carrier to use or disclose information about your account and your wireless devices, if available, to Coinbase or its service provider for as long as you have a Business Account, solely to help them identify you or your wireless devices and to prevent fraud. See our Privacy Policy and Cookie Policy for more information on how we process the business and personal data you have provided and the rights you have in respect of this.

1.4. Access. The Coinbase Services can be accessed directly using the Coinbase Site. Access to Coinbase Services may become degraded or unavailable during times of significant volatility or volume. This could result in significant support response time delays. Although we strive to provide you with excellent service, we do not represent that the Coinbase Site or other Coinbase Services will be available without interruption and we do not guarantee that any order will be executed, accepted, recorded, or remain open. Coinbase shall not be liable for any losses resulting from or arising out of delays in processing transactions, inability to execute transactions, or lack of timely response from Coinbase customer support. For example, if you are locked out of your Business Account, it is possible that the value or price of the Digital Assets in your account might go down before your access is restored. Coinbase shall not be liable for any alleged losses that you suffer from a drop in Digital Asset values or prices.

2. Hosted Wallet and Custodial Services

2.1. Hosted Wallet Services. As part of your Business Account, Coinbase will provide qualifying users: (i) hosted Digital Asset wallet(s), each of which is an account for holding Supported Digital Assets (“Digital Asset Wallet”), and (ii) a hosted US Dollars (“USD”) wallet, which is an account for holding USD (a “USD Wallet”). You may also elect to use other products and services; additional rules associated with such product(s) and services(s) may apply.

2.2. Hosted Digital Asset Wallet. Your Digital Asset Wallet allows you to store, track, transfer, and manage your balances of Supported Digital Assets. We securely store Digital Asset private keys, which are used to process transactions, in a combination of online and offline storage. As a result of our security protocols, it may be necessary for us to retrieve private keys or related information from offline storage in order to facilitate Digital Asset Transfers (as defined below) in accordance with your instructions, and you acknowledge that this may delay the initiation or crediting of such Digital Asset Transfers.

2.3. Supported Digital Assets. Your Digital Asset Wallet is intended solely for proper use of Supported Digital Assets as designated on the Coinbase Site. Under no circumstances should you attempt to use your Digital Asset Wallet to store, send, request, or receive any assets other than Supported Digital Assets. Coinbase assumes no responsibility in connection with any attempt to use your Digital Asset Wallet with Digital Assets that we do not support. You acknowledge and agree that Coinbase is not liable for any unsupported Digital Asset that is sent to a wallet associated with your Business Account. Coinbase may in its sole discretion terminate support for any particular Digital Asset. If you do not sell or send such Digital Asset off platform before Coinbase terminates its support for such Digital Asset, then Coinbase may, in its discretion, remove such Digital Asset from your Digital Asset Wallet and credit your Digital Asset Wallet or USD Wallet the equivalent market value of a Supported Digital Asset or fiat currency minus transaction costs. If you have any questions about our current list of Supported Digital Assets, please visit https://help.coinbase.com.

2.4. Supplemental Protocols Excluded. Unless otherwise specifically announced on the Coinbase Site or as set forth in this Agreement, Supported Digital Assets excludes all other protocols and/or functionality which supplement or interact with the Supported Digital Asset. This exclusion includes but is not limited to: metacoins, colored coins, side chains, or other derivative, enhanced, or forked protocols, tokens, or coins or other functionality, such as staking, protocol governance, and/or any smart contract functionality, which may supplement or interact with a Supported Digital Asset. Do not use your Business Account to attempt to receive, request, send, store, or engage in any other type of transaction or functionality involving any such protocol as the Coinbase Site is not configured to detect, secure, or process these transactions and functionality. Any attempted transactions in such items will result in loss of the item. You acknowledge and agree that other than as set forth in this Agreement supplemental protocols are excluded from Supported Digital Assets and that Coinbase has no liability for any losses related to supplemental protocols.

2.5. Fungibility of Certain Digital Assets. You acknowledge and agree that Coinbase may hold Supported Digital Assets in your Digital Asset Wallets in a variety of different ways, including across multiple blockchain protocols, such as layer two networks, alternative layer one networks, or side chains. In connection with its holding of Supported Digital Assets in your Digital Asset Wallets, Coinbase may transfer such Digital Assets off of the primary blockchain protocol and hold such Digital Assets on shared blockchain addresses, controlled by Coinbase, on alternative blockchain protocols in forms compatible with such protocols. You agree that all forms of the same Digital Asset that are held and made available across multiple blockchain protocols may be treated as fungible and the equivalent of each other, without regard to (a) whether any form of such Digital Asset is wrapped or (b) the blockchain protocol on which any form of such Digital Asset is stored.

2.6. Operation of Digital Asset Protocols. Coinbase does not own or control the underlying software protocols which govern the operation of Digital Assets. Generally, the underlying protocols are open source, and anyone can use, copy, modify, and distribute them. We assume no responsibility for the operation of the underlying protocols and do not guarantee the functionality or security of network operations. In particular, the underlying protocols may be subject to sudden changes in operating rules (including “forks”). Any such operating changes may materially affect the availability, value, functionality, and/or the name of the Digital Assets in your Digital Asset Wallet or other wallet. Coinbase does not control the timing and features of these operating changes. It is your responsibility to make yourself aware of upcoming operating changes and you must carefully consider publicly available information and information that may be provided by Coinbase in determining whether to continue to use a Business Account for the affected Digital Asset. In the event of any such operational change, Coinbase reserves the right to take such steps as may be necessary to protect the security and safety of assets held on the Coinbase Site, including without limitation, temporarily suspending operations for the involved Digital Asset(s); Coinbase will endeavor to provide you notice of its response to any material operating change; however, such changes are outside of Coinbase’s control and may occur without notice to Coinbase. Coinbase’s response to any operating change is subject to its sole discretion and may include deciding not to support any new Digital Asset, fork, or other actions. You acknowledge and accept the risks of operating changes to Digital Asset protocols and agree that Coinbase is not responsible for such operating changes and not liable for any loss of value you may experience as a result of such changes in operating rules. You acknowledge and accept that Coinbase has sole discretion to determine its response to any operating change and that we have no responsibility to assist you with unsupported currencies or protocols. You further acknowledge and accept that Coinbase has no responsibility to support new Digital Asset forks or operating changes for Digital Assets.

2.7. Digital Asset Custody and Title. All Supported Digital Assets held in your Digital Asset Wallet are custodial assets held by Coinbase for your benefit, as described in further detail below.

2.7.1. Ownership. Title to Supported Digital Assets shall at all times remain with you and shall not transfer to Coinbase. All interests in Digital Assets we hold for Digital Asset Wallets are held for customers, are not property of Coinbase, and are not subject to claims of Coinbase’s creditors. As owner of the Supported Digital Assets in your Digital Asset Wallet, you shall bear all risk of loss of such Supported Digital Assets. Coinbase shall have no liability for Supported Digital Asset fluctuations or loss. None of the Supported Digital Assets in your Digital Asset Wallet are the property of, or shall or may be loaned to, Coinbase; Coinbase does not represent or treat assets in User’s Digital Assets as belonging to Coinbase. Coinbase may not grant a security interest in the Supported Digital Assets held in your Digital Asset Wallet. Except as required by law, or except as provided herein, Coinbase will not sell, transfer, loan, hypothecate, or otherwise alienate Supported Digital Assets in your Digital Asset Wallet unless instructed by you.

2.7.2 Application of the Uniform Commercial Code. Supported Digital Assets in the Digital Asset Wallet will be treated as “financial assets” under Division 8 of the California Uniform Commercial Code (“Division 8”). Coinbase is a “securities intermediary” as used in Division 8 with respect to Supported Digital Assets, and your Digital Asset Wallet is a “securities account” as used in Division 8. As stated in Division 8, “the characterization of a person, business, or transaction for purposes of this division does not determine the characterization of the person, business, or transaction for purposes of any other law, regulation, or rule,” including the United States Commodity Exchange Act and any federal, state, or foreign securities law or regulation. Coinbase will comply with your instructions with respect to your Supported Digital Assets, subject to the terms of this User Agreement.

2.7.3. Control and Customer Instructions. You control the Digital Assets held in your Digital Asset Wallet. At any time, subject to outages, downtime, protocol requirements, time to conduct blockchain operations to fulfill your request, and other applicable policies, you may withdraw your Supported Digital Assets by instructing Coinbase to debit the applicable Supported Digital Asset from your Digital Asset Wallet and transfer the Digital Assets to a different blockchain address. As long as you continue to hold Supported Digital Assets with Coinbase, Coinbase shall retain control over electronic private keys associated with blockchain addresses operated by Coinbase, including the blockchain addresses used to hold the Supported Digital Assets credited to your Digital Asset Wallet.

2.7.4. Omnibus Accounts. In order to more securely and effectively custody assets, Coinbase may use shared blockchain addresses, controlled by Coinbase, to hold Supported Digital Assets for Digital Asset Wallets on behalf of customers and/or held on behalf of Coinbase. Although we maintain separate ledgers for customers’ accounts and accounts held by Coinbase for its own benefit, Coinbase shall have no obligation to create a segregated blockchain address for your Supported Digital Assets.

2.7.5. Governance and Voting. For certain Digital Assets, the underlying protocols offer stakers the ability to vote on matters related to the governance of protocol-level issues. Coinbase may or may not support voting for such assets, and may cease supporting voting at any time in its discretion. Coinbase will comply with your instruction to vote your Supported Digital Assets to the extent Coinbase or its affiliate supports voting for such Supported Digital Assets. In certain cases, Coinbase may vote on your behalf where Coinbase or the applicable protocol does not support delegated voting; in those instances, Coinbase will vote with the protocol’s recommendation.

2.8. USD Wallet. Your USD Wallet allows you to hold and transfer USD with your Business Account as described in Section 3 below. To the extent your USD is held as cash, the balance of your USD Wallet is maintained in pooled custodial accounts at one or more financial institutions insured by the Federal Deposit Insurance Corporation (“FDIC”) or the National Credit Union Share Insurance Fund (“NCUSIF”). Coinbase may also place your funds in liquid investments, which may include but are not limited to U.S. treasuries or U.S. government money market funds, in accordance with state money transmitter laws. Your funds may be held in any one of these manners. Our custodial cash accounts have been established in a manner to make available pass-through FDIC or NCUSIF insurance available up to the per-depositor coverage limit then in place (currently $250,000 per account holder). Availability of pass-through insurance is contingent upon factors including Coinbase having correct information about you as a customer and maintaining accurate records, and on the determination by the relevant federal regulator as receiver, at the time of a receivership of a bank or credit union holding a custodial account. The current list of the insured depository institutions at which Coinbase may deposit customer funds is located here. Coinbase is not an FDIC-insured bank or NCUSIF-insured credit union. Coinbase owns the interest or other earnings on these investments. Coinbase will not use customer funds for its operating expenses or any other corporate purposes. You agree that Coinbase, acting in good faith and in the regular course of business, is the custodian of depository records for your cash held at financial institutions.

2.9. USDC Wallets. You may elect to buy USD Coin (“USDC”) from Coinbase, a Digital Asset issued by Circle Internet Financial (“Circle”) and supported by Coinbase. You are the owner of the balance of your USDC Wallet. Coinbase is not the issuer of USDC, does not hold reserves for USDC, and has no obligation to repurchase your USDC for USD. You can redeem your USDC with Circle, and Coinbase may also elect to repurchase your USDC in exchange for USD. You agree to be bound by the terms of the Circle USDC User Agreement (located at https://www.circle.com/legal/usdc-terms), which provides additional obligations, undertakings, and limitations with respect to USDC.

3. Payment Services, Purchase & Sale Transactions, and Credit Transactions

3.1. USD Funds. You can load funds into your USD Wallet from a valid bank account held by your company via wire transfer. Your USD balance is in a pending state and will not be credited to your USD Wallet until after the bank transfer has cleared, usually within five (5) business days. We may debit your linked bank account as soon as you initiate payment. The company name on your Payment Method must match the company name verified on your Business Account. Coinbase may elect to make automated clearing house (ACH) transfers or other payment methods available to you at our discretion.

3.2. Transactions on the Coinbase Site. When you buy or sell Supported Digital Assets on the Coinbase Site (which, for clarity, does not include transactions with Third Party Services (as defined below)), you are not buying Supported Digital Assets from Coinbase or selling Supported Digital Assets to Coinbase. Coinbase acts as the agent, transacting on your behalf, to facilitate that purchase or sale between you and other Coinbase customers. You can purchase Supported Digital Assets on the Coinbase Site using: (i) funds in your USD Wallet; or (ii) Supported Digital Assets held in certain Digital Asset Wallets, as permitted by Coinbase; or (iii) other payment methods Coinbase may make available to you at our discretion (each a “Payment Method”). Your purchase must follow the relevant instructions on the Coinbase Site. Coinbase reserves the right to cancel any transaction not confirmed by you within five (5) seconds after Coinbase quotes a transaction price. A purchase of Supported Digital Assets using a Payment Method generally will initiate on the business day we receive your instructions. Purchased Supported Digital Assets will usually be deposited in your Digital Asset Wallet instantly and can be exchanged for other Digital Assets. You will be able to sell or send Purchased Digital Assets as soon as funds have settled to Coinbase, which in the case of a bank account usually takes up to five (5) business days. You can sell Supported Digital Assets and instruct Coinbase to deposit funds into your Coinbase USD Wallet or, where supported, a Digital Asset Wallet. Supported Digital Asset purchases and sales on the Coinbase Site are collectively referred to herein as “Digital Asset Transactions”. If Coinbase cannot complete your Digital Asset Transaction for any reason (such as price movement, market latency, inability to find a counterparty for your transaction, or order size), Coinbase will reject the order and notify you of such rejection. You will not be charged for a rejected transaction.

3.3. Fees. In general, Coinbase makes money when you purchase or sell Supported Digital Assets on the Coinbase Site. A description of the way fees are calculated can be found on our Pricing and Fees Disclosures Page. By using Coinbase Services you agree to pay all fees and, if applicable based on the service, a spread. While Coinbase reserves the right to adjust its pricing and fees and any applicable waivers at any time, we may provide at least 30 days’ prior notice of certain changes to our pricing schedule, or terms, conditions and policies to users in some states where required by applicable law. We will also notify you of the final price of each transaction, inclusive of pricing and fees, when you authorize the transaction and in each receipt we issue to you. We may charge network fees (miner fees) to process a Digital Asset Transaction on your behalf. We will calculate the network fee at our discretion, and notify you of the network fee at or before the time you authorize the Digital Asset Transaction. Bank fees charged to Coinbase are netted out of transfers to or from Coinbase. You are responsible for paying any additional fees charged by your financial service provider. We will not process a transfer if associated bank fees exceed the value of the transfer. You may be required to deposit additional USD to cover bank fees if you desire to complete such a transfer.

3.4. Recurring Digital Asset Transactions. Coinbase may elect to make recurring Digital Asset Transactions available to you at our discretion. If you initiate recurring Digital Asset Transactions, you authorize us to initiate recurring electronic payments in accordance with your selected Digital Asset Transaction and any corresponding Payment Method. This authorization will remain in full force and effect until you change your recurring transaction settings at https://www.coinbase.com/transactions or otherwise on the Coinbase Site. Your recurring transactions will occur in periodic installments, based on your period selection (e.g., daily, weekly, monthly), until either you or Coinbase cancels the recurring order. Recurring transactions scheduled for the 29th, 30th, or 31st day of a month will be processed the earlier of the date scheduled or on the last day of the applicable month. For example, recurring transactions scheduled for the 31st will be processed on the 30th in April, June, September, and November. Your recurring transaction will be executed within the 24-hour day on the transaction date. Transaction times may vary.

If you select a U.S. Bank Account as your Payment Method for a recurring transaction, and such transaction falls on a weekend or holiday, or after bank business hours, the ACH credit or debit will be executed on the next business day, although the Digital Asset fees at the time of the regularly-scheduled transaction will apply. If your Bank is unable to process any electronic ACH debit entry, we will notify you of cancellation of the transaction and may use the remedies set forth in this User Agreement to recover any amount owed to Coinbase. You agree to notify Coinbase of any changes in your linked bank account information prior to a recurring transaction. Coinbase may, at any time, suspend or delay recurring transactions without notice or terminate recurring transactions by providing notice to you.

3.5. Revocation. When you give us instructions to purchase Supported Digital Assets, you cannot withdraw your consent to that purchase unless the purchase is not scheduled to occur until a future date e.g. you set up a recurring purchase of Supported Digital Assets (a “Future Transaction”). In the case of a Future Transaction, you may withdraw your consent up until the end of the business day before the date that the Future Transaction is scheduled to take place. To withdraw your consent to a Future Transaction, you must follow the instructions on the Coinbase Site.

3.6. Unauthorized and Incorrect Transactions. When a Digital Asset Transaction or USD transaction occurs using your Authorized Representative’s credentials, we will assume that you authorized such transaction, unless you notify us otherwise. If you believe you did not authorize a particular transaction or that a transaction was incorrectly carried out, you must contact us as soon as possible via our help page at https://help.coinbase.com or by phone at (888) 908-7930 (international call charges may apply). It is important that you regularly check your USD Wallet, Digital Asset Wallet, and any other wallets accessible through the Coinbase Site and your transaction history to ensure you notify us as soon as possible of any unauthorized or incorrect transactions. Reporting an unauthorized transaction does not guarantee Coinbase will be able to reverse the transaction or reimburse you for the transaction.

3.7. Account Information. You will be able to see your USD Wallet and Digital Asset Wallet balances using the Coinbase Site. You can also see your transaction history using the Coinbase Site, including (i) the amount (and currency) of each Digital Asset Transaction; (ii) a reference to the identity of the payer and/or payee (as appropriate); (iii) any fees charged (excluding any spread, or margin, over the prevailing market rate on Coinbase’s trading platform); (iv) if applicable, the rate of exchange, and the amount (in the new currency) after exchange (where you are the payer) or the amount (in the original currency) before the exchange (where you are the payee); and (v) the date of each Digital Asset Transaction.

3.8. Reversals & Cancellations. You cannot cancel, reverse, or change any transaction marked as complete or pending. If your payment is not successful, if your Payment Method has insufficient funds, or if you reverse a payment made from funds in your bank account, you authorize Coinbase, in its sole discretion, either to cancel the transaction or to debit your other Payment Methods, including your USD Wallet or Digital Asset Wallet balances or other linked accounts, in any amount necessary to complete the transaction. You are responsible for maintaining an adequate balance to avoid overdraft, non-sufficient funds (NSF), or similar fees charged by your payment provider. We reserve the right to refuse to process, or to cancel, correct, clawback, or reverse, any Digital Asset Transaction or Transfers in our sole discretion, even after funds have been debited from your Account, in response to a subpoena, court order, or other government order; or if we suspect the transaction may: involve money laundering, terrorist financing, fraud, or any other type of financial crime; be erroneous; or relate to a Prohibited Use or a Prohibited Business as set forth in the Prohibited Use Policy. In such instances, Coinbase will reverse the transaction and we are under no obligation to reinstate a purchase or sale order at the same price or on the same terms as the canceled transaction.

3.9. Payment Services Partners. Coinbase may use a third party payment processor to process any USD payment between you and Coinbase, including but not limited to payments in relation to your use of the Digital Asset Wallet or deposits or withdrawals from your USD Wallet, including your Business Account.

4. Digital Asset Transfers

4.1. In General. Your Digital Asset Wallet enables you to send Supported Digital Assets to, and request, receive, and store Supported Digital Assets from, third parties by giving instructions through the Coinbase Site. Your transfer of Supported Digital Assets between your other Digital Asset wallets (including wallets off the Coinbase Site) and to and from third parties is a “Digital Asset Transfer”. We recommend you send a small amount of Supported Digital Assets as a test before sending a significant amount of Supported Digital Assets.

4.2. Pending Transactions. Once a Digital Asset Transfer is submitted to a Digital Asset network, the transaction will be unconfirmed and remain in a pending state for a period of time sufficient to allow confirmation of the transaction by the Digital Asset network. A Digital Asset Transfer is not complete while it is in a pending state. Pending Digital Asset Transfers that are initiated from a Business Account will reflect a pending transaction status and are not available to you for use on the Coinbase Site or otherwise while the transaction is pending.

4.3. Inbound Digital Asset Transfers. When you or a third party sends Digital Assets to a Coinbase Wallet from an external wallet not hosted on Coinbase (“Inbound Transfers”), the party initiating the transaction is solely responsible for executing the transaction properly, which includes ensuring that the Digital Asset being sent is a Supported Digital Asset that conforms to the particular wallet address to which funds are directed, including any required Destination Tag/Memo. By initiating an Inbound Transfer, you attest that you are transacting in a Supported Digital Asset that conforms to the particular wallet address to which funds are directed. For example:

If you select an Ethereum wallet address to receive funds, you attest that you are initiating an Inbound Transfer of Ethereum alone, and not any other Digital Asset such as Bitcoin or Ethereum Classic.

If you select a Bitcoin wallet address to receive funds, you attest that you are initiating an Inbound Transfer of Bitcoin alone, and not any other Digital Asset such as Bitcoin Cash or Ethereum.

Coinbase incurs no obligation whatsoever with regard to unsupported Digital Assets sent to a Business Account or with regard to Supported Digital Assets sent to an incompatible Digital Asset wallet address. If you send unsupported Digital Assets to a Business Account or Supported Digital Assets to an incompatible Digital Asset wallet address, then you will lose those Digital Assets. For some lost Digital Assets, Coinbase may in its sole discretion offer you the option to attempt a recovery. We may charge fees to process the recovery attempt on your behalf. We will calculate all fees at our discretion, and notify you of the applicable fees at or before the time you authorize the recovery attempt. For more information, see our Pricing and Fees Disclosures Page. The actual amount recovered may differ from the estimated recovery amount. Coinbase does not evaluate the authenticity, safety, or security of unsupported Digital Assets. You acknowledge and agree that Coinbase is not liable for any loss incurred during the recovery attempt or subsequent use of the recovered Digital Asset.

Coinbase may from time to time determine types of Digital Assets that will be supported or cease to be supported. You acknowledge and agree that you may be required to pay network or miner’s fees in order for an Inbound Transfer transaction to be successful. Insufficient network fees may cause an Inbound Transfer to remain in a pending state on a decentralized network outside of Coinbase’s control, and we are not responsible for delays or loss incurred as a result of an error in the initiation of the transaction and cannot reverse such transactions.

4.4. Outbound Digital Asset Transfers. When you send Supported Digital Assets from your Business Account to an external wallet (“Outbound Transfers”), such transfers are executed at your instruction by Coinbase. You should verify all transaction information prior to submitting instructions to us. Coinbase shall bear no liability or responsibility in the event you enter an incorrect blockchain destination address, incorrect Destination Tag/Memo, or if you send your Supported Digital Assets to an incompatible wallet. We do not guarantee the identity or value received by a recipient of an Outbound Transfer. Digital Asset Transfers cannot be reversed once they have been broadcast to the relevant Digital Asset network, although they may be in a pending state, and designated accordingly, while the transaction is processed by network operators. Coinbase does not control the Digital Asset network and makes no guarantees that a Digital Asset Transfer will be confirmed by the network. We may cancel or refuse to process any pending Outbound Digital Asset Transfers as required by law or any court or other authority to which Coinbase is subject in any jurisdiction. Additionally, we may require you to wait some amount of time after completion of a transaction before permitting you to use further Coinbase Services and/or before permitting you to engage in transactions beyond certain volume limits.

4.5. Transfers to a Recipient Email Address. Coinbase allows you to initiate a Digital Asset Transfer to a Coinbase customer by designating that customer’s email address. If you initiate a Digital Asset Transfer to an email address, and the recipient does not have an existing Business Account (or other type of Coinbase account), we will invite the recipient to open a Coinbase account. If the recipient does not open a Coinbase account within thirty (30) days, we will return the relevant Supported Digital Asset to your Digital Asset Wallet.

4.6. Debts. In the event that there are outstanding amounts owed to us hereunder, including in your Business Account, Coinbase reserves the right to debit your Business Account accordingly and/or to withhold amounts from funds you may transfer between your Business Accounts.

5. Data Protection and Security

5.1. Business & Personal Data. You acknowledge that we may process the business and personal data that you have provided or in the future provide to us in relation to your Authorized Representative and other individuals associated with your company, in connection with this Agreement, or the Coinbase Services. Accordingly, you represent and warrant that: (i) your disclosure to us of any personal data relating to individuals was or will be made in accordance with all applicable data protection and data privacy laws, and such data is accurate, up to date and relevant when disclosed; (ii) before providing any such personal data to us, you have read and understood our Privacy Policy, and have (or will at the time of disclosure have) provided a copy of that Privacy Policy (as amended from time to time), to any individual to whom you have shared their data with Coinbase; and (iii) if from time to time we provide you with a replacement version of the Privacy Policy, you will promptly read that notice and provide a copy to any individual whose personal data you have provided to us.

5.2. Security Breach. If you suspect that your Business Account or any of your security details have been compromised or if you become aware of any fraud or attempted fraud or any other security incident (including a cyber-security attack) affecting you and/or Coinbase (collectively a “Security Breach”), you must notify Coinbase Support immediately at https://help.coinbase.com or (888) 908-7930 and provide accurate and up to date information throughout the duration of the Security Breach. You must take any steps that we reasonably require to reduce or manage any Security Breach. Prompt reporting of a Security Breach does not guarantee that Coinbase will reimburse you for any losses suffered or be liable to you for any losses suffered as a result of the Security Breach.

5.3. Computer Viruses. We shall not bear any liability, whatsoever, for any damage or interruptions caused by any computer viruses or other malicious code that may affect your computer or other equipment, or any phishing, spoofing or other attack. We advise the regular use of a reputable and readily available virus screening and prevention software. You should also be aware that SMS and email services are vulnerable to spoofing and phishing attacks and should use care in reviewing messages purporting to originate from Coinbase. Always log into your Business Account through the Coinbase Site to review any transactions or required actions if you have any uncertainty regarding the authenticity of any communication or notice.

6. General Obligations, Taxes, Updating an Authorized Representative and Termination

6.1. Limited License. All content included in or made available through the Coinbase Services, Coinbase Site or any related content, materials and information such as text, graphics, logos, button icons, images, audio clips, digital downloads, data compilations, and software (collectively, the “Content”) is the property of Coinbase or its affiliates or its content providers and protected by United States and international copyright laws. We grant you a limited, nonexclusive, nontransferable license, subject to the terms of this Agreement, to access and use the Coinbase Services, Coinbase Site, and Content solely for purposes approved by Coinbase from time to time. Any other use of the Coinbase Services, Coinbase Site or Content is expressly prohibited and all other right, title, and interest in the Coinbase Services, Coinbase Site or Content is exclusively the property of Coinbase and its licensors. You agree you will not copy, transmit, distribute, sell, license, reverse engineer, modify, publish, or participate in the transfer or sale of, create derivative works from, or in any other way exploit any of the Content, in whole or in part without the prior written consent of Coinbase.

“Coinbase.com”, and the following non-exhaustive list, including COINBASE, COINBASE Logo, C Logo, COINBASE EXCHANGE, ROSETTA, COSTA, SKEW, TOSHI, COINBASE ONE, and BISON TRAILS; and without limitation, any graphics, logos, button icons, and service names included in or made available through any Content, and all logos related to the Coinbase Services or displayed on the Coinbase Site are either trademarks or trade dress of Coinbase or its licensors in the United States and other countries. You may not copy, imitate or use them without Coinbase’s prior written consent for any purpose, including without limitation, in: connection with any product or service that is not authorized by Coinbase; any manner that is likely to cause confusion among customers; or a way that disparages or discredits Coinbase.

6.2. Website Accuracy. Although we intend to provide accurate and timely information on the Coinbase Site, the Coinbase Site (including, without limitation, the Content) may not always be entirely accurate, complete or current and may also include technical inaccuracies or typographical errors. In an effort to continue to provide you with as complete and accurate information as possible, information may be changed or updated from time to time without notice, including without limitation information regarding our policies, products and services. Accordingly, you should verify all information before relying on it, and all decisions based on information contained on the Coinbase Site are your sole responsibility and we shall have no liability for such decisions. Information provided by third parties, including historical price and supply data for Digital Assets, is for informational purposes only and Coinbase makes no representations or warranties to its accuracy. Links to third-party materials (including without limitation websites) may be provided as a convenience but are not controlled by us. You acknowledge and agree that we are not responsible for any aspect of the information, content, or services contained in any third-party materials or on any third-party sites accessible or linked to the Coinbase Site.

6.3. Third-Party Applications. If, to the extent permitted by Coinbase from time to time, you grant express permission to a third party to access or connect to your Business Account, either through the third party’s product or service or through the Coinbase Site, you acknowledge that granting permission to a third party to take specific actions on your behalf does not relieve you of any of your responsibilities under this Agreement. You are fully responsible for all acts or omissions of any third party with access to your Business Account. Further, you acknowledge and agree that you will not hold Coinbase responsible for, and will indemnify Coinbase from, any liability arising out of or related to any act or omission of any third party with access to your Business Account. You may change or remove permissions granted by you to third parties with respect to your Business Account at any time through the tabs on the Account Settings page on the Coinbase Site.

6.4. Your Content. Some Coinbase Services let you share your company’s content (for example text, images, video, graphics, audio or other materials, “Your Content”). Before sharing Your Content through the Services, you promise and attest that you own and control all of the intellectual property rights to Your Content (or that you have the necessary license rights to the content) and that Your Content is lawful. We reserve the right to remove Your Content at our discretion, without notice and without liability.

6.4.1. License to use Your Content. When you share Your Content through the Services, you retain your intellectual property rights in Your Content and you provide us with the following license to use Your Content: by using our Services you grant us a worldwide, non-exclusive, royalty-free, sublicensable, perpetual, and transferable license to host, publish, display, perform, reproduce, copy, distribute, communicate, modify, reformat, translate, or otherwise use Your Content (including your text, images, video, graphics, audio, files, communications, and any other content you provide) to operate, improve, develop, and promote our Services.

6.5. Transaction Limits. The use of all Coinbase Services may be subject to a limit on the amount of volume, stated in USD terms, you may transact or transfer in a given period (e.g., daily). To view your limits, login to your Business Account and visit https://www.coinbase.com/settings/account-levels .. Your transaction limits may vary depending on your Payment Method, verification steps you have completed, and other factors. Coinbase, in our sole discretion, may adjust your limits or provide opportunities for you to request adjustments to your limits..

6.6. Unclaimed Property. If Coinbase is holding funds (whether fiat currency or Supported Digital Assets) in your account, and has no record of you accessing the Services for several years and is unable to contact you, applicable law may require Coinbase to deliver any such funds to the applicable state or jurisdiction as unclaimed property.

6.7. Password Security; Contact Information. You are responsible for creating a strong password and maintaining security and control of any and all electronic devices, IDs, email addresses, passwords, hints, personal identification numbers (PINs), API keys or any other codes that you use to access the Coinbase Services. In addition, you may choose to nominate two or more trusted contacts (“Trusted Contacts”) to verify your identity when you take certain actions on your account, such as account recovery. You are responsible for ensuring that any Trusted Contacts you appoint are individuals that you know personally and trust, that you are able to contact them if and when you need to take certain actions, and that you keep your designated Trusted Contacts up to date. Any loss or compromise of the foregoing information, any personal information, and/or actions taken by your Trusted Contacts may result in unauthorized access to your Business Account by third-parties and the loss or theft of any Digital Assets and/or funds held in your Business Account and any associated accounts, including your linked bank account(s) and credit card(s). You are responsible for keeping your email address and telephone number up to date in your Business Account in order to receive any notices or alerts that we may send you. You should never allow remote access or share your computer and/or computer screen with someone else when you are logged on to your Business Account. Coinbase will never under any circumstances ask you or your Trusted Contacts for your passwords, 2-factor authentication codes, or to screen share or otherwise seek to access your computer or account. Coinbase is not liable for any loss that you may sustain due to the compromise of your account login credentials (including passwordless credentials such as Passkeys and any other means of authentication) or resulting from your use of the Trusted Contacts feature. Coinbase is also not liable for your failure to follow or act on any notices or alerts that we may send to you. In the event you believe your Business Account information has been compromised, contact Coinbase Support immediately at https://help.coinbase.com or (888) 908-7930.

6.8. Taxes. The tax treatment of Digital Asset transactions is uncertain, and it is your responsibility to determine what taxes, if any, arise from transactions using Coinbase Services under this Agreement. Users are solely responsible for reporting and paying any applicable taxes arising from transactions using Coinbase Services, and acknowledge that Coinbase does not provide investment, legal, or tax advice governing these transactions. You understand that Coinbase shall report information with respect to your transactions, payments, transfers, or distributions made by or to you with respect to your activities using Coinbase Services to a tax or governmental authority to the extent such reporting is required by applicable law. Coinbase also shall withhold taxes applicable to your transactions or to payments or distributions made or deemed made to you to the extent such withholding is required by applicable law. From time to time, Coinbase shall ask you for tax documentation or certification of your taxpayer status as required by applicable law, and any failure by you to comply with this request in the time frame identified may result in withholding and/or remission of taxes to a tax authority as required by applicable law. You should conduct your own due diligence and consult your own tax advisors before making any decisions with respect to Digital Asset transactions.

6.9. Updating Authorized Representative. For security reasons, if we receive legal documentation confirming your Authorized Representative is no longer entitled to access your Business Account, we will freeze your Business Account and during this time, no transactions may be completed until: (i) a new Authorized Representative has been identified by you; and (ii) we have received proof in a form satisfactory to us that the new Authorized Representative is entitled to access your Account.

6.10. Suspension, Termination, and Cancellation. Coinbase may suspend, restrict, or terminate your access to any or all of the Coinbase Services, and/or deactivate or cancel your Business Account, with immediate effect for any reason at its sole discretion and is under no obligation to disclose the details of its decision to take such action with you. You acknowledge that Coinbase’s decision to take certain actions, including limiting access to, suspending, or closing your account for any reason in our sole discretion, may be based on confidential criteria that are essential to Coinbase’s risk management and security protocols. You agree that Coinbase is under no obligation to disclose the details of its risk management and security procedures to you.

You will be permitted to transfer Supported Digital Assets or funds associated with your hosted Digital Asset Wallet(s) and/or your USD Wallet(s) for ninety (90) days after Account deactivation or cancellation unless such transfer is otherwise prohibited (i) under applicable law, including but not limited to applicable sanctions programs; or (ii) by a facially valid subpoena or court order. You may close your Business Account at any time by visiting https://accounts.coinbase.com/profile/close. You will not be charged for closing your Business Account, although you will be required to pay any outstanding amounts owed to Coinbase. You authorize us to cancel or suspend any pending transactions at the time of account closure.

Coinbase may discontinue or change any product, service, or feature, in its sole discretion, at any time. You agree that we may transfer you to a product or service that is reasonably similar to the discontinued or changed product or service, to the extent such product or service exists. We will provide you with prior notice of material changes, discontinuation, or the transfer related to a product, service, or feature, to the extent required or applicable.

6.11. Export Controls and Sanctions. Your use of the Coinbase Services and the Site is subject to applicable law including but not limited to export restrictions, end-user restrictions, antiterrorism laws, and economic sanctions. By sending, receiving, buying, selling, trading, or storing Digital Assets through the Site or Coinbase Services, you agree that you will comply with all applicable laws. You are not permitted to acquire Digital Assets or use any of the Coinbase Services through the Site if doing so would violate applicable laws and regulations, including but not limited to those of the United Nations Security Council, the United States (including prohibiting dealings with sanctioned persons identified by the U.S. Department of the Treasury’s Office of Foreign Assets Control Specially Designated Nationals and Blocked Persons (“SDN”), or other U.S. non-SDN restricted or prohibited parties lists, and those prohibiting dealings with persons organized, resident, or located in comprehensively sanctioned jurisdictions), and/or any other applicable federal, state, municipal or local laws and regulations (each as amended from time to time).

6.12 Consent to Receive Text Messages. By opting in to receive text messages from Coinbase, you verify that the mobile number provided to Coinbase is true and accurate and that your Authorized Representative is the current subscriber or owner or primary user of any telephone number that you provide. By voluntarily providing your telephone number(s) and opting in to receiving text messages from Coinbase, you expressly agree to receive recurring automated text messages (such as SMS, MMS, or successor protocols or technologies) from Coinbase and understand that consent is not required to make any purchase. Message and data rates may apply and the frequency of messages varies. Your consent to receive automated texts is completely voluntary. You may opt-out at any time by replying STOP or receive support by replying HELP to any mobile message from us. Coinbase, carriers and other service providers which support Coinbase in delivering text messages are not responsible for any delayed or undelivered text messages. You acknowledge and agree to accept a final text message confirming your opt-out. We may use different numbers for different messaging purposes, so texting STOP to one number will not effectuate a stop request for all text messaging programs to which you are subscribed. If you would like to stop messages from multiple numbers, text STOP to each number to which you would like to unsubscribe. You agree to indemnify, defend, and hold harmless Coinbase for any claims, losses, liability, costs and expenses (including reasonable attorneys’ fees) arising from any privacy, tort or other claims, including claims under the Federal Telephone Consumer Protection Act or any state law equivalents, including claims relating to your voluntary provision of a telephone number that is not owned by you. You can contact us via our help page at https://help.coinbase.com or by phone at (888) 908-7930 (international call charges may apply). Opt-in consent for text messages is not shared with any third party, except telecommunication technology providers (e.g. aggregators and providers of text message services) as defined in our Privacy Policy.

6.13 Representations. You agree that your Company is not a resident in nor organized under the laws of any country with which transactions or dealings are prohibited by governmental sanctions imposed by the U.S., the United Nations, the European Union, the United Kingdom, or any other applicable jurisdiction (collectively, “Sanctions Regimes”), nor is it owned or controlled by a person, entity or government prohibited under an applicable Sanctions Regime. You further agree that your company shall remain in full compliance with all applicable laws, rules, and regulations in each jurisdiction in which your company operates or otherwise uses the Services, including U.S. securities laws and regulations, as well as any applicable state and federal laws, including with applicable AML, anti-terrorist, anti-bribery/corruption, and Sanctions Regime laws and regulations, including, but not limited to, the Bank Secrecy Act, as amended by the USA PATRIOT Act (collectively, “AML and Sanctions Laws and Regulations”), and that your Company shall remain in good standing with all relevant government agencies, departments, regulatory, and supervisory bodies in all relevant jurisdictions in which your company does business, and you will immediately notify Coinbase if you cease to be in good standing with any regulatory authority.. You further agree that your Company has implemented ongoing customer sanctions screening against applicable Sanctions Regimes lists and that your Company will not instruct or otherwise cause Coinbase to hold any assets or engage in any transaction that would cause Coinbase to violate applicable AML and Sanctions Laws and Regulations.) You further agree to provide Coinbase with information upon request required by Coinbase to satisfy its AML and Sanctions Regime obligations and that by executing this Agreement, your Company provides written consent to allow Coinbase to request and obtain any and all beneficial owner information regarding your Company that is maintained on any national beneficial ownership registry, including, but not limited to, the Beneficial Ownership Information Registry maintained by the U.S. Financial Crimes Enforcement Network (“FinCEN”), in order to assist the Coinbase Entities in complying with their anti-money laundering and customer due diligence obligations, with the understanding that the Coinbase Entities will only use such information for those purposes and will maintain the information pursuant to the confidentiality provisions of this Agreement. Finally, your Company agrees that it shall use the Services for commercial, business purposes only, limited to activities disclosed in the due diligence information submitted to Coinbase, and shall not include any personal, family or household purposes, and that your Company will promptly notify Coinbase in writing in the event you intend to use the Services in connection with any business activities not previously disclosed to Coinbase.

7. Feedback, Queries, Complaints, and Dispute Resolution

7.1. Contact Coinbase. If you have feedback, or general questions, contact us via our Customer Support webpage at https://help.coinbase.com. Coinbase requires that all legal documents (including civil subpoenas and complaints) be served on our registered agent for service of process. Current contact information for our registered agent in each state can be found here.

Please note that our registered agent will accept service only if the entity identified as the recipient of the document identically matches the name of the entity registered with the Secretary of State and for which our registered agent is authorized to accept service (Coinbase, Inc.). By accepting service of a legal document, Coinbase does not waive any objections we may have and may raise in response to such document.

7.2. Formal Complaint Process. If you have a complaint with Coinbase, you agree to first contact Coinbase through our support team to attempt to resolve any such dispute amicably. If we cannot resolve the dispute through Coinbase Support, you agree to use the Formal Complaint Process set forth below before filing any arbitration claim as described further in section 7.3 below. You must complete the Formal Complaint Process before filing any arbitration. If you do not complete it, then you agree that your claim or action must be dismissed from arbitration.

7.2.1. Procedural Steps. In the event that the dispute is not resolved through your contact with Coinbase Support, you agree to use our complaint form to describe your dispute, how you would like us to resolve the complaint, and any other relevant information. The complaint form can be found here or can be requested from Coinbase Customer Support. If you prefer to send a written complaint via mail, please include as much information as possible in describing your complaint and how you would like us to resolve the complaint, including your support case number and any other relevant information to Coinbase, Inc., 228 Park Ave S #23008, New York, NY, 10003. We will acknowledge receipt of your complaint form after you submit it. A Coinbase customer relations agent will review and evaluate your complaint based on the information you have provided and information in the possession of Coinbase. The Formal Complaint Process is completed when Coinbase responds to your complaint or forty-five (45) business days after the date we receive your complaint, whichever occurs first.

7.3. Arbitration. Any Claim arising out of or relating to this Agreement, or the breach, termination, enforcement, interpretation or validity thereof, including any determination of the scope or applicability of the agreement to arbitrate as set forth in this Section 7.3, shall be determined by arbitration in the state of California or another mutually agreeable location, before one neutral arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures, and the award of the arbitrator (the “Award”) shall be accompanied by a reasoned opinion. Judgment on the Award may be entered in any court having jurisdiction. This Agreement shall not preclude the Parties from seeking provisional relief, including injunctive relief, in any court of competent jurisdiction. Seeking any such provisional relief shall not be deemed to be a waiver of such party’s right to compel arbitration. The Parties expressly waive their right to a jury trial to the extent permitted by applicable law. Neither party has the right to arbitrate on a class or representative basis any dispute, controversy, or claim arising out of relating to this Agreement.

7.3.1. Arbitration Fees. In any arbitration arising out of or related to this Agreement, the arbitrator shall award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees. “Costs and fees” mean all reasonable pre-award expenses of the arbitration, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses such as copying and telephone, court costs, witness fees, and attorneys’ fees.

7.3.2. Choice of Law. The Parties acknowledge that this Coinbase Agreement evidences a transaction involving interstate commerce. Notwithstanding the provision herein with respect to applicable substantive law, any arbitration conducted pursuant to the terms of this Agreement shall be governed by the Federal Arbitration Act (9 U.S.C. §§ 1-16).

8. Liabilities & Indemnification

8.1. Release of Coinbase; Indemnification. If you have a dispute with one or more users of the Coinbase Services, you release Coinbase, its affiliates and service providers, and each of their respective officers, directors, agents, joint venturers, employees and representatives from any and all claims, demands and damages (actual and consequential) of every kind and nature arising out of or in any way connected with such disputes. You agree to indemnify and hold Coinbase, its affiliates and service providers, and each of its or their respective officers, directors, agents, joint venturers, employees and representatives, harmless from any claim or demand (including attorneys’ fees and any fines, fees or penalties imposed by any regulatory authority) arising out of or related to your breach of this Agreement or your violation of any law, rule or regulation, or the rights of any third party.

8.2. Limitation of Liability; No Warranty. IN NO EVENT SHALL COINBASE, ITS AFFILIATES AND SERVICE PROVIDERS, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, JOINT VENTURERS, EMPLOYEES OR REPRESENTATIVES, BE LIABLE (I) FOR ANY AMOUNT GREATER THAN THE VALUE OF THE SUPPORTED DIGITAL ASSETS ASSOCIATED WITH YOUR DIGITAL ASSET WALLET AT THE TIME OF THE EVENT OR CIRCUMSTANCE GIVING RISE TO YOUR CLAIM OR (II) FOR ANY LOST PROFITS, LOSS OF GOODWILL OR REPUTATION, LOSS OF DATA, DIMINUTION IN VALUE OR BUSINESS OPPORTUNITY, ANY LOSS, DAMAGE, CORRUPTION OR BREACH OF DATA OR ANY OTHER INTANGIBLE PROPERTY OR ANY SPECIAL, INCIDENTAL, INDIRECT, INTANGIBLE, OR CONSEQUENTIAL DAMAGES, WHETHER BASED IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH ANY USE OF THE COINBASE SITE OR THE COINBASE SERVICES, OR THIS AGREEMENT, EVEN IF COINBASE HAS BEEN ADVISED OF OR KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE, EXCEPT TO THE EXTENT OF A FINAL JUDICIAL DETERMINATION THAT SUCH DAMAGES WERE A RESULT OF COINBASE’S GROSS NEGLIGENCE, FRAUD, WILLFUL MISCONDUCT OR INTENTIONAL VIOLATION OF LAW. THIS MEANS, BY WAY OF EXAMPLE ONLY (AND WITHOUT LIMITING THE SCOPE OF THE PRECEDING SENTENCE), THAT IF YOU CLAIM THAT COINBASE FAILED TO PROCESS A BUY OR SELL TRANSACTION PROPERLY, YOUR DAMAGES ARE LIMITED TO NO MORE THAN THE LESSER OF THE VALUE OF THE SUPPORTED DIGITAL ASSETS AT ISSUE IN THE TRANSACTION OR THE TOTAL VALUE OF THE SUPPORTED DIGITAL ASSETS ASSOCIATED WITH YOUR DIGITAL ASSET WALLET, AND THAT YOU MAY NOT RECOVER FOR LOST PROFITS, LOST BUSINESS OPPORTUNITIES, DIMINUTION IN VALUE OR OTHER TYPES OF SPECIAL, INCIDENTAL, INDIRECT, INTANGIBLE, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES ARISING OUT OF OR RELATING TO DIGITAL ASSETS THAT ARE NOT SUPPORTED DIGITAL ASSETS. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

THE COINBASE SERVICES ARE PROVIDED ON AN “AS IS” AND “AS AVAILABLE” BASIS WITHOUT ANY REPRESENTATION OR WARRANTY, WHETHER EXPRESS, IMPLIED OR STATUTORY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COINBASE SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND/OR NON-INFRINGEMENT. COINBASE DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES THAT ACCESS TO THE COINBASE SITE, ANY PART OF THE COINBASE SERVICES, OR ANY OF THE MATERIALS CONTAINED THEREIN, WILL BE CONTINUOUS, UNINTERRUPTED, TIMELY, OR ERROR-FREE. COINBASE DOES NOT GUARANTEE THAT ANY ORDER WILL BE EXECUTED, ACCEPTED, RECORDED OR REMAIN OPEN. EXCEPT FOR THE EXPRESS STATEMENTS SET FORTH IN THIS AGREEMENT, YOU HEREBY ACKNOWLEDGE AND AGREE THAT YOU HAVE NOT RELIED UPON ANY OTHER STATEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, WITH RESPECT TO YOUR USE AND ACCESS OF THE COINBASE SERVICES AND COINBASE SITE. WITHOUT LIMITING THE FOREGOING, YOU HEREBY UNDERSTAND AND AGREE THAT COINBASE WILL NOT BE LIABLE FOR ANY LOSSES OR DAMAGES ARISING OUT OF OR RELATING TO: (I) ANY INACCURACY, DEFECT OR OMISSION OF DIGITAL ASSET PRICE DATA, OR ANY ERROR, DELAY OR INTERRUPTION IN THE TRANSMISSION OF SUCH DATA; (II) VIRUSES OR OTHER MALICIOUS SOFTWARE OBTAINED BY ACCESSING OUR WEBSITES, SOFTWARE, SYSTEMS OPERATED BY US OR ON OUR BEHALF OR ANY OF THE COINBASE SERVICES OR ANY WEBSITE OR SERVICE LINKED TO OUR WEBSITE; (III) GLITCHES, BUGS, ERRORS, OR INACCURACIES OF ANY KIND IN OUR WEBSITES, SOFTWARE, SYSTEMS OPERATED BY US OR ON OUR BEHALF OR ANY OF THE COINBASE SERVICES; OR (IV) A SUSPENSION OR OTHER ACTION TAKEN WITH RESPECT TO YOUR BUSINESS ACCOUNT.

Coinbase will make reasonable efforts to ensure that requests for electronic debits and credits involving bank accounts and check issuances are processed in a timely manner but Coinbase makes no representations or warranties regarding the amount of time needed to complete processing which is dependent upon many factors outside of our control.

The foregoing limitations of damages, liability and no warranty provisions set forth above in this Section 8.2 are fundamental elements of the basis of the bargain between Coinbase and you.

9. General Provisions

9.1. Entire Agreement. This Agreement, the Privacy Policy, E-Sign Disclosure and Consent Policy, Prohibited Use Policy, and Appendices incorporated by reference herein comprise the entire understanding and agreement between you and Coinbase as to the subject matter hereof, and supersedes any and all prior discussions, agreements and understandings of any kind (including without limitation any prior versions of this Agreement), between you and Coinbase. Section headings in this Agreement are for convenience only and shall not govern the meaning or interpretation of any provision of this Agreement. This Agreement is a legal, valid, and binding obligation, enforceable against your Company in accordance with its terms.

9.2. Assignment. We reserve the right to assign our rights without restriction, including without limitation to any Coinbase affiliates or subsidiaries, or to any successor in interest of any business associated with the Coinbase Services. In the event that Coinbase is acquired by or merged with a third party entity, we reserve the right, in any of these circumstances, to transfer or assign the information we have collected from you as part of such merger, acquisition, sale, or other change of control. You may not assign any rights and/or licenses granted under this Agreement. Any attempted transfer or assignment by you in violation hereof shall be null and void. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties, their successors and permitted assigns.

9.3. Severability. If any provision of this Agreement shall be determined to be invalid or unenforceable under any rule, law, or regulation of any local, state, or federal government agency, such provision will be changed and interpreted to accomplish the objectives of the provision to the greatest extent possible under any applicable law and the validity or enforceability of any other provision of this Agreement shall not be affected.

9.4. Survival. All provisions of this Agreement which by their nature extend beyond the expiration or termination of this Agreement, including, without limitation, sections pertaining to suspension or termination, Business Account cancellation, debts owed to Coinbase, general use of the Coinbase Site, disputes with Coinbase, and general provisions, shall survive the termination or expiration of this Agreement.

9.5. Governing Law. You agree that the laws of the State of California, without regard to principles of conflict of laws, will govern this Agreement and any dispute, except to the extent governed by federal law.

9.6. Force Majeure. We shall not be liable for delays, failure in performance or interruption of service which result directly or indirectly from any cause or condition beyond our reasonable control, including but not limited to, significant market volatility, act of God, act of civil or military authorities, act of terrorists, civil disturbance, war, strike or other labor dispute, fire, interruption in telecommunications or Internet services or network provider services, failure of equipment and/or software, pandemic, other catastrophe or any other occurrence which is beyond our reasonable control and shall not affect the validity and enforceability of any remaining provisions.

9.7. Non-Waiver of Rights. This Agreement shall not be construed to waive rights that cannot be waived under applicable laws, including applicable state money transmission laws in the state where you are located. In addition, our failure to insist upon or enforce strict performance by you of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of our right to assert or rely upon any such provision or right in that or any other instance.

9.8. Relationship of the Parties. Coinbase is an independent contractor for all purposes. Nothing in this Agreement is intended to or shall operate to create a partnership or joint venture between you and Coinbase, or authorize you to act as agent of Coinbase.